                                                                    EXHIBIT 99.2

                                                         BOSTON PROPERTIES, INC.
                                                         111 HUNTINGTON AVENUE
                                                         BOSTON, MA 02199
                                                         (NYSE: BXP)


AT THE COMPANY                     AT THE FINANCIAL RELATIONS BOARD
Douglas T. Linde                   Marilynn Meek - General Info. (212) 445-8431
Chief Financial Officer            Claire Koeneman - Analyst (617) 520-7004
(617) 236-3300                     Judith Sylk-Siegel - Media (212) 445-8431


                        BOSTON PROPERTIES, INC. ANNOUNCES
                           SECOND QUARTER 2002 RESULTS

                     REPORTS DILUTED FFO PER SHARE OF $1.02

BOSTON, MA, JULY 23, 2002 - BOSTON PROPERTIES, INC. (NYSE: BXP) today reported results for the second quarter ended June 30, 2002.

Funds from Operations (FFO) for the quarter ended June 30, 2002, including a $2.8 million write-off of unrecoverable leasing commissions related to the previously reported termination of the Arthur Andersen lease at Times Square Tower, were $98.2 million, or $1.07 per share basic and $1.02 per share diluted before an accounting charge related to the application of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and after an adjustment for early surrender lease payments received.

FFO for the second quarter of 2002 compares to FFO of $81.4 million, or $0.90 per share basic and $0.86 per share diluted for the quarter ended June 30, 2001. This represents an 18.6% quarter to quarter increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 91,357,121 and 105,982,092, respectively, for the quarter ended June 30, 2002 and 89,989,616 and 105,259,081, respectively, for the same quarter last year.

Net income available to common shareholders per share (EPS) for the quarter ended June 30, 2002 was $0.59 on a diluted basis reflecting an 11.3% increase in diluted EPS from the second quarter 2001 of $0.53.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended June 30, 2002. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.


                                     -MORE-

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As of June 30, 2002, the Company's portfolio consisted of 144 properties comprising more than 41.2 million square feet, including nine properties under development totaling 3.3 million square feet. The overall occupancy rate for the properties in service as of June 30, 2002 was 95.3%.

Significant events of the second quarter include:

- The increase in the quarterly dividend paid to holders of the Company's Common Stock from $0.58 per share to $0.61 per share. This represents a 5.2% increase.

-   Lease termination income totaling approximately $1.2 million.

- A one-time refund of approximately $1.3 million received pursuant to resolution of a prior-year tax matter.

- The termination of the lease with Arthur Andersen LLP for 620,947 square feet at Times Square Tower. Upon signing the lease on December 1, 2000, Boston Properties paid $5.64 million of the $17.3 million leasing commission associated with the transaction, which the Company capitalized pending occupancy by the tenant. In connection with the lease termination, Insignia-ESG agreed to return half of such amount paid, leaving a balance of $2.82 million which was written-off and included in general and administrative expenses. Times Square Tower is a 1.2 million square foot office property that is on schedule to be completed during 2004.

- The completion of the 111 Huntington Avenue development project, a 953,336 square foot office/retail building at the Prudential Center in Boston, Massachusetts. This project is 98% leased.

Transactions completed subsequent to June 30, 2002:

- The conversion of the Company's Series A Preferred Stock and certain of the Series Two and Three Preferred Units of the Company's Operating Partnership, with an aggregate liquidation preference of approximately $140.6 million, into approximately 3.7 million shares of Common Stock.

- The disposition of the following land parcels: an 8.9 acre site in Herndon, Virginia for approximately $5.2 million and a 3.0 acre site in South San Francisco, California for $8.0 million.

Boston Properties will conduct a conference call tomorrow, July 24, 2002 at 10 AM (Eastern Time) to discuss the results of this year's second quarter. The number to call for this interactive teleconference is (800) 218-0204. A replay of the conference call will be available through July 31, 2002 by dialing
(800) 405-2236 and entering the passcode 482556.

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Additionally, a copy of Boston Properties' second quarter 2002 "Supplemental
Operating and Financial Data" will be available on the Investor section of the Company's website at http://www.bostonproperties.com. These materials are also available by contacting Investor Relations at 617-236-3300 or by written request to:
      Investor Relations
      Boston Properties, Inc.
      111 Huntington Avenue
      Boston, MA 02199

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington, DC and San Francisco.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. YOU SHOULD EXERCISE CAUTION IN INTERPRETING AND RELYING ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND BOSTON PROPERTIES' CONTROL AND COULD MATERIALLY AFFECT ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS. THESE FACTORS INCLUDE, WITHOUT LIMITATION, THE ABILITY TO ENTER INTO NEW LEASES OR RENEW LEASES ON FAVORABLE TERMS, DEPENDENCE ON TENANTS' FINANCIAL CONDITION, THE UNCERTAINTIES OF REAL ESTATE DEVELOPMENT AND ACQUISITION ACTIVITY, THE ABILITY TO EFFECTIVELY INTEGRATE ACQUISITIONS, THE COSTS AND AVAILABILITY OF FINANCING, THE EFFECTS OF LOCAL ECONOMIC AND MARKET CONDITIONS, REGULATORY CHANGES AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            Financial tables follow.

                             BOSTON PROPERTIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       THREE MONTHS ENDED                SIX MONTHS ENDED
                                                                           JUNE 30,                          JUNE 30,
                                                                -------------------------------   -------------------------------
                                                                     2002             2001             2002             2001
                                                                --------------   --------------   --------------   --------------
                                                                    (UNAUDITED AND IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
Revenue
  Rental:
    Base rent                                                   $      242,846   $      207,094   $      471,952   $      391,862
    Recoveries from tenants                                             30,112           27,058           57,824           52,949
    Parking and other                                                   12,458           13,533           24,554           27,279
                                                                --------------   --------------   --------------   --------------
       Total rental revenue                                            285,416          247,685          554,330          472,090
  Development and management services                                    2,289            3,110            6,423            6,507
  Interest and other                                                     2,310            4,289            3,582            8,733
                                                                --------------   --------------   --------------   --------------
       Total revenue                                                   290,015          255,084          564,335          487,330
                                                                --------------   --------------   --------------   --------------

Expenses
  Operating                                                             86,866           76,639          171,955          146,709
  General and administrative                                            13,564            9,880           24,633           19,830
  Interest                                                              67,327           55,870          131,114          103,723
  Depreciation and amortization                                         43,796           36,474           86,740           71,015
  Loss on investments in securities                                          -            6,500            4,297            6,500
                                                                --------------   --------------   --------------   --------------
       Total expenses                                                  211,553          185,363          418,739          347,777
                                                                --------------   --------------   --------------   --------------
Income before net derivative losses, minority interests,
  income from unconsolidated joint ventures, minority interest in Operating Partnership, gain on sale of real estate,
  discontinued operations, cumulative effect of a change in
  accounting principle and preferred dividend                           78,462           69,721          145,596          139,553
Net derivative losses                                                   (4,826)          (4,733)          (5,129)          (7,788)
Minority interests in property partnerships                                712              510            1,183              255
Income from unconsolidated joint ventures                                1,659              717            3,341            1,844
                                                                --------------   --------------   --------------   --------------
Income before minority interest in Operating Partnership, gain on sale of real estate, discontinued operations, cumulative effect of a change in accounting principle and preferred
  dividend                                                              76,007           66,215          144,991          133,864
Minority interest in Operating Partnership                             (19,589)         (17,998)         (37,975)         (36,876)
                                                                --------------   --------------   --------------   --------------
Income before gain on sale of real estate, discontinued
  operations, cumulative effect of a change in accounting
  principle and preferred dividend                                      56,418           48,217          107,016           96,988
Gain on sale of real estate, net of minority interest                        -            1,851                -            6,505
                                                                --------------   --------------   --------------   --------------
Income before discontinued operations, cumulative effect of a
  change in accounting principle and preferred dividend                 56,418           50,068          107,016          103,493
Discontinued Operations:
Income from discontinued operations, net of minority interest                -              618              570            1,210
Gain on sales of real estate from discontinued operations,
  net of minority interest                                                   -                -            5,840                -
                                                                --------------   --------------   --------------   --------------
Income before cumulative effect of a change in accounting
  principle and preferred dividend                                      56,418           50,686          113,426          104,703
Cumulative effect of a change in accounting principle, net
  of minority interest                                                       -                -                -           (6,767)
                                                                --------------   --------------   --------------   --------------
Net income before preferred dividend                                    56,418           50,686          113,426           97,936
Preferred dividend                                                      (1,643)          (1,648)          (3,286)          (3,291)
                                                                --------------   --------------   --------------   --------------
Net income available to common shareholders                     $       54,775   $       49,038   $      110,140   $       94,645
                                                                ==============   ==============   ==============   ==============

Basic earnings per share:
  Income before discontinued operations and cumulative effect
   of a change in accounting principle                          $         0.60   $         0.54   $         1.14   $         1.12
  Discontinued operations                                                    -                -             0.07             0.01
  Cumulative effect of a change in accounting principle                      -                -                -            (0.07)
                                                                --------------   --------------   --------------   --------------
  Net income available to common shareholders                   $         0.60   $         0.54   $         1.21   $         1.06
                                                                ==============   ==============   ==============   ==============

  Weighted average number of common shares outstanding                  91,357           89,990           91,146           89,365
                                                                ==============   ==============   ==============   ==============

Diluted earnings per share:
  Income before discontinued operations and cumulative effect
   of a change in accounting principle                          $         0.59   $         0.53   $         1.12   $         1.09
  Discontinued operations                                                    -                -             0.07             0.01
  Cumulative effect of a change in accounting principle                      -                -                -            (0.07)
                                                                --------------   --------------   --------------   --------------
  Net income available to common shareholders                   $         0.59   $         0.53   $         1.19   $         1.03
                                                                ==============   ==============   ==============   ==============
  Weighted average number of common and common equivalent
   shares outstanding                                                   93,016           92,274           92,897           91,739
                                                                ==============   ==============   ==============   ==============

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                             BOSTON PROPERTIES, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                             JUNE 30,            DECEMBER 31,
                                                                                               2002                 2001
                                                                                        ------------------    ------------------
                                                                                        (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)

                                                                                           (UNAUDITED)
                                     ASSETS

Real estate                                                                             $        6,972,779    $        6,167,399
Development in progress                                                                            435,125             1,107,835
Land held for future development                                                                   199,681               182,672
   Less: accumulated depreciation                                                                 (795,852)             (719,854)
                                                                                        ------------------    ------------------
       Total real estate                                                                         6,811,733             6,738,052

Cash and cash equivalents                                                                           59,616                98,067
Escrows                                                                                             44,800                23,000
Investments in securities                                                                                -                 4,297
Tenant and other receivables                                                                        31,298                43,546
Accrued rental income                                                                              146,100               119,494
Deferred charges, net                                                                              148,239               107,573
Prepaid expenses and other assets                                                                   16,081                20,996
Investments in unconsolidated joint ventures                                                       100,804                98,485
                                                                                        ------------------    ------------------
       Total assets                                                                     $        7,358,671    $        7,253,510
                                                                                        ==================    ==================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
   Mortgage notes and bonds payable                                                     $        4,415,724    $        4,314,942
   Accounts payable and accrued expenses                                                            52,655                81,108
   Dividends and distributions payable                                                              83,707                79,561
   Interest rate contracts                                                                          11,568                11,147
   Accrued interest payable                                                                         17,635                 9,080
   Other liabilities                                                                                65,142                58,859
                                                                                        ------------------    ------------------
       Total liabilities                                                                         4,646,431             4,554,697
                                                                                        ------------------    ------------------

Commitments and contingencies                                                                            -                     -
                                                                                        ------------------    ------------------
Minority interests                                                                                 825,730               844,740
                                                                                        ------------------    ------------------
Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 2,000,000 shares issued
   and outstanding                                                                                 100,000               100,000
                                                                                        ------------------    ------------------
Stockholders' equity:
   Excess stock, $.01 par value, 150,000,000 shares
     authorized, none issued or outstanding                                                              -                     -
   Common stock, $.01 par value, 250,000,000 shares
     authorized, 91,545,294 and 90,780,591 issued and outstanding in
     2002 and 2001, respectively                                                                       915                   908
   Additional paid-in capital                                                                    1,821,762             1,789,521
   Dividends in excess of earnings                                                                 (16,152)              (17,669)
   Treasury common stock, at cost                                                                   (2,722)               (2,722)
   Unearned compensation                                                                            (3,598)               (2,097)
   Accumulated other comprehensive loss                                                            (13,695)              (13,868)
                                                                                        ------------------    ------------------
       Total stockholders' equity                                                                1,786,510             1,754,073
                                                                                        ------------------    ------------------
           Total liabilities and stockholders' equity                                   $        7,358,671    $        7,253,510
                                                                                        ==================    ==================

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                             BOSTON PROPERTIES, INC.
                              FUNDS FROM OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                                      THREE MONTHS ENDED                SIX MONTHS ENDED
                                                                          JUNE 30,                          JUNE 30,
                                                               -------------------------------   -------------------------------
                                                                    2002             2001             2002             2001
                                                               --------------   --------------   --------------   --------------
Income before net derivative losses (SFAS No. 133), minority interests, income from unconsolidated joint ventures,
  minority interests in Operating Partnership, gain on sales of real estate, discontinued operations, cumulative effect
  of a change in accounting principle and preferred dividend   $       78,462   $       69,721   $      145,596   $      139,553

Add:
  Real estate depreciation and amortization                            45,032           37,599           89,531           73,156
  Income from discontinued operations                                       -              758              697            1,496
  Income from unconsolidated joint ventures                             1,659              717            3,341            1,844
Less:
  Net derivative losses (SFAS No. 133)                                 (4,826)          (4,733)          (5,129)          (7,788)
  Minority property partnerships' share of funds from
    operations                                                           (593)            (411)          (1,312)            (714)
  Preferred dividends and distributions                                (8,223)          (8,260)         (16,623)         (16,481)
                                                               --------------   --------------   --------------   --------------

Funds from operations                                          $     111,511    $       95,391   $      216,101   $      191,066

Add (subtract):
  Net derivative losses (SFAS No. 133)                                  4,826            4,733            5,129            7,788
  Early surrender lease adjustment (1)                                  3,926                -            7,853                -
                                                               --------------   --------------   --------------   --------------
Funds from operations before net derivative losses
  (SFAS No. 133) and after early surrender lease adjustment    $      120,263   $      100,124   $      229,083   $      198,854
                                                               ==============   ==============   ==============   ==============

Funds from operations available to common shareholders
  before net derivative losses (SFAS No. 133) and after
  early surrender lease adjustment                             $       98,165   $       81,410   $      187,094   $      160,583
                                                               ==============   ==============   ==============   ==============

Weighted average shares outstanding - basic                            91,357           89,990           91,146           89,365
                                                               ==============   ==============   ==============   ==============
  FFO per share basic before net derivative losses
    (SFAS No. 133) and after early surrender adjustment        $         1.07   $         0.90   $         2.05   $         1.80
                                                               ==============   ==============   ==============   ==============
  FFO per share basic after net derivative losses
    (SFAS No. 133) and before early surrender lease
    adjustment                                                 $         1.00   $         0.86   $         1.94   $         1.73
                                                               ==============   ==============   ==============   ==============

Weighted average shares outstanding - diluted                         105,982          105,259          105,870          104,726
                                                               ==============   ==============   ==============   ==============
  FFO per share diluted before net derivative losses
    (SFAS No. 133) and after early surrender lease
    adjustment                                                 $         1.02   $         0.86   $         1.95   $         1.71
                                                               ==============   ==============   ==============   ==============
  FFO per share diluted after net derivative losses
    (SFAS No. 133) and before early surrender lease
    adjustment                                                 $         0.95   $         0.82   $         1.84   $         1.65
                                                               ==============   ==============   ==============   ==============

  (1) Represents cash received under contractual obligations.

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                             BOSTON PROPERTIES, INC.
                               PORTFOLIO OCCUPANCY

                                                                                    Occupancy by Location
                                                                     -------------------------------------------------------
                                                                            June 30, 2002              December 31, 2001
                                                                     --------------------------    -------------------------
Greater Boston                                                                             93.2%                        92.3%
Greater Washington, D.C.                                                                   97.5%                        97.8%
Midtown Manhattan                                                                          98.4%                        99.8%
Baltimore, MD                                                                              97.8%                        99.2%
Richmond, VA                                                                               93.1%                        98.4%
Princeton/East Brunswick, NJ                                                               90.8%                        88.6%
Greater San Francisco                                                                      93.6%                        93.5%
Bucks County, PA                                                                          100.0%                       100.0%
                                                                     --------------------------    -------------------------
       Total Portfolio                                                                     95.3%                        95.3%
                                                                     ==========================    =========================

                                                                                        Occupancy by Type
                                                                     -------------------------------------------------------
                                                                            June 30, 2002              December 31, 2001
                                                                     --------------------------    -------------------------
Class A Office Portfolio                                                                   95.3%                        95.4%
Office/Technical Portfolio                                                                 94.1%                        97.9%
Industrial Portfolio                                                                      100.0%                        87.3%
                                                                     --------------------------    -------------------------
       Total Portfolio                                                                     95.3%                        95.3%
                                                                     ==========================    =========================